                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ]   Confidential, for Use of Commission Only (as permitted by
      Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             BT INSTITUTIONAL FUNDS
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed maximum aggregate value of transaction:

      (5)  Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:

      (2)  Form, Schedule or Registration Statement No.:

      (3)  Filing Party:

      (4)  Date Filed:

                                                                          [LOGO]

                                                                 March 27, 2001

                             BT Institutional Funds
                           Daily Assets Institutional

Dear Shareholder,


I am writing to let you know that a meeting will be held on April 19, 2001 for shareholders to vote on important proposals for Daily Assets Institutional (the "Fund"). These proposals were considered and approved at a meeting of shareholders held on March 23, 2000, but are being resubmitted for shareholder consideration based on new information about the proposed arrangements. As a shareholder in the Fund, you are entitled to vote on these proposals.

The Proposals
o To approve the conversion of the Fund's structure from a stand-alone fund to a master-feeder structure.
o To approve or disapprove the new advisory agreement for the newly created portfolio.

What this means for your investment
o If the conversion is approved, the Fund will invest all of its assets in a newly created portfolio, the Daily Assets Portfolio. The master-feeder structure will enable the Daily Assets Portfolio to pursue additional distribution outlets.
o The conversion has no effect on the number of shares you own or the value of those shares.
o  The investment objective of your mutual fund investment has not changed.
o  The personnel that manage your investment have not changed.
o The advisory fees payable under the new advisory agreement have not increased, but the Trust's investment adviser has determined to modify its fee waiver and expense reimbursement arrangements that were projected at the time of the last shareholder meeting. Under the new proposed arrangements, the Fund's expenses will not change from those currently in effect.

The BT Institutional Funds' Board of Trustees, whose primary role is to protect your interests as a shareholder, has reviewed the proposals. In the Trustees' opinion, the proposals are fair and reasonable. THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" THE PROPOSALS.

How to vote
CAST YOUR VOTE BY COMPLETING AND SIGNING THE PROXY CARD, UNLESS YOU ARE VOTING BY TELEPHONE. PLEASE MAIL YOUR COMPLETED AND SIGNED PROXY AS SOON AS POSSIBLE, USING THE POSTAGE-PAID ENVELOPE PROVIDED. PLEASE VOTE! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

IF YOU ARE VOTING BY TELEPHONE, PLEASE DIAL THE TOLL-FREE NUMBER ON YOUR PROXY CARD AND FOLLOW THE DIRECTIONS GIVEN BY THE AUTOMATED TOUCH-TONE PHONE SYSTEM.

Any questions?
Please call 1-800-730-1313 if you have any questions about the proposals or voting procedures.

                                              Sincerely,

                                              /s/ Daniel O. Hirsch

                                              Daniel O. Hirsch, Secretary



                                                                          [LOGO]

                                                                  March 27, 2001

                              QUESTIONS AND ANSWERS

                                 IMPORTANT NEWS
                   FOR SHAREHOLDERS OF BT INSTITUTIONAL FUNDS

         Here is a brief overview of the matters affecting Daily Assets Institutional that require a shareholder vote. We encourage you to read the full text of the enclosed Proxy Statement, and to vote your shares.

Q.       What has happened to require a shareholder vote?

A. On December 8, 1999 the Board of Trustees of Daily Assets Institutional (the "Fund") approved a new investment policy to authorize the Fund to convert from a stand-alone fund to a master-feeder arrangement; that is, to invest all of its investable assets in a specific corresponding series (the "Portfolio") of an open-end management investment company (BT Investment Portfolios), having the same investment objective, policies and restrictions as the Fund. As a fundamental policy, the Fund could not own more than 10% of the voting securities of any issuer. A shareholder vote was required to change this fundamental policy, which was obtained at a shareholder meeting held on March 23, 2000 (the "2000 Meeting"). The Proxy Statement for the 2000 Meeting, however, stated that the Trust's investment adviser would modify its fee waiver and expense reimbursement arrangement in connection with the conversion to master-feeder structure, which modification cannot now be implemented. It is now proposed that the current fee waiver and expense reimbursement arrangements remain in effect after the conversion to master-feeder structure. Management and the Board believe that this proposal should be resubmitted for shareholder consideration based on the changes in the proposed arrangements.

THE BOARD MEMBERS OF DAILY ASSETS INSTITUTIONAL RECOMMEND THAT YOU VOTE "FOR" THIS PROPOSAL.

Q. Why do I have to approve an investment advisory agreement and will that agreement change?

A. All of the investment advisory services will be moved from the Fund to the Portfolio. Therefore, the Fund will no longer need an advisory agreement, but the Portfolio will need an agreement. Shareholders will be asked to approve a new agreement, which will be effective at the Portfolio level after the conversion to master-feeder structure. The provisions of the agreement will remain substantially the same, except for the parties, the dates of execution and the term of the agreement. As noted above, the Fund's expenses will not be modified as stated in the proxy statement for the March 2000 Meeting, but will remain the same as those currently in effect.

Q. How does the Board of Trustees of Daily Assets Institutional recommend that I vote?

A. After careful consideration, the Board of Trustees of the Fund recommends that you vote in favor of all the proposals on the enclosed proxy card.

Q.       Whom do I call for more information?

A.       If you need more information, please call 1-800-730-1313.

Q.       How can I vote my shares?

A.       You may choose from one of the following options to vote your shares:

         . By mail, with the enclosed proxy card and return envelope.

         . By telephone, with a toll-free call to the telephone number that appears on your proxy card.

         . In person at the shareholder meeting (see details enclosed in proxy statement).

         Please vote all issues on the proxy card. Thank you for mailing your proxy card promptly.

                             BT INSTITUTIONAL FUNDS

                           Daily Assets Institutional

                                One South Street
                            Baltimore, Maryland 21202

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                            To Be Held April 19, 2001

         A Special Meeting of shareholders of BT Institutional Funds (the "Trust") will be held at the offices of Deutsche Asset Management, One South Street, 30th Floor, Baltimore, MD 21202 on April 19, 2001 at 11:00 a.m. (the "Special Meeting"). The Trust is an open-end management investment company, organized under the laws of the Commonwealth of Massachusetts, that is comprised of Daily Assets Institutional (the "Fund"), Cash Management Institutional, Cash Reserves Institutional, Treasury Money Institutional, International Equity Fund Institutional, Equity 500 Index Premier, Liquid Assets Institutional and Treasury Assets Institutional, which are not addressed in the accompanying Proxy Statement ("Proxy Statement").

         The Special Meeting is being held to consider and vote on the following matters for the Fund, as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the meeting or any adjournments thereof:

PROPOSAL I:                To approve conversion of the Fund's structure from
                           a stand-alone fund to a master-feeder fund structure, whereby the Fund would invest all of its investable assets in a Portfolio that is a series of BT
                           Investment Portfolios (the "Portfolio Trust").

PROPOSAL II:               To approve or disapprove a new investment advisory
                           agreement (the "New Advisory Agreement") with
                           Deutsche Asset Management, Inc. ("DeAM, Inc.").

         The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournment thereof.

         The New Advisory Agreement described in Proposal II will contain substantially the same terms and conditions, except for the parties and the dates of execution, effectiveness and initial term, as the investment advisory agreement pursuant to which services are currently provided to the Trust. As more fully discussed in the accompanying Proxy Statement, approval of the New Advisory Agreement, which provides for the same services to be provided at the same fees as presently in effect, is generally occasioned by the conversion of the Fund's structure from a stand-alone fund to a master-feeder structure. The conversion to master-feeder fund structure described in Proposal I, together with the New Advisory Agreement with DeAM, Inc. described in Proposal II, will permit Deutsche Bank AG, the parent of both Bankers Trust Company, the Fund's current investment adviser, and DeAM, Inc., the proposed investment adviser to the Portfolio, to simplify the organizational structure of its U.S. mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight.

         For simplicity, actions are described in this Proxy Statement as being taken by the Fund, although all actions are actually taken by the Trust on behalf of the Fund. Also, actions described as being taken by the Portfolio may actually be taken by the Portfolio Trust on behalf of the Portfolio.

         The close of business on March 14, 2001 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting. You are cordially invited to attend the Special Meeting.

         IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CALL 1-800-730-1313.

         This notice and related proxy material are first being mailed to shareholders on or about March 27, 2001. This proxy is being solicited on behalf of the Trustees of the Trust.

                                  By Order of the Board of Trustees,






                                  /s/ Daniel O. Hirsch

                                  Daniel O. Hirsch, Secretary

New York, New York

March 27, 2001

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE). NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

IF YOU ARE VOTING BY TELEPHONE, PLEASE DIAL THE TOLL-FREE NUMBER ON YOUR PROXY CARD AND FOLLOW THE DIRECTIONS GIVEN BY THE AUTOMATED TOUCH-TONE PHONE SYSTEM.

                             BT INSTITUTIONAL FUNDS

                                One South Street
                            Baltimore, Maryland 21202

             PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                 April 19, 2001

         This Proxy Statement ("Proxy Statement") is being furnished in connection with the solicitation of proxies by the Board of Trustees of BT Institutional Funds (the "Trust") with respect to Daily Assets Institutional (the "Fund") for use at the special meeting of the Trust to be held at the offices of Deutsche Asset Management, One South Street, 30th Floor, Baltimore, Maryland 21202 on April 19, 2001 at 11:00 am (the "Special Meeting") and at any adjournments thereof. This Proxy Statement and accompanying proxy card ("Proxy") are expected to be mailed to shareholders on or about March 27, 2001.

         The Trust is comprised of several series. The Fund is a separate series of the Trust, along with seven other funds, which are not addressed in this Proxy Statement.

         If shareholders approve Proposal I, all of the investable assets of the Fund will be invested in a corresponding series (the "Portfolio") of an open-end management investment company, BT Investment Portfolios (the "Portfolio Trust").

          For simplicity, actions are described in this Proxy Statement as being taken by the Fund, although all actions are actually taken by the Trust on behalf of the Fund. Also, actions described as being taken by the Portfolio may actually be taken by the Portfolio Trust on behalf of the Portfolio.

         The Special Meeting is being held to consider and vote on the following matters for the Fund, as indicated below and described more fully under the corresponding Proposals discussed herein, and such other matters as may properly come before the meeting or any adjournments thereof:

PROPOSAL I:                To approve conversion of the Fund's structure from
                           a stand-alone fund to a master-feeder fund structure, whereby the Fund would invest all of its investable assets in a Portfolio that is a series of the Portfolio Trust.

PROPOSAL II:               To approve or disapprove a new investment advisory
                           agreement (the "New Advisory Agreement") with
                           Deutsche Asset Management, Inc. ("DeAM, Inc.").

         The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

         Notice of the Special Meeting and a Proxy accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph, or in person by officers or agents of the Fund. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material and (b) supplementary solicitations to submit Proxies, will be borne by DeAM, Inc. If the Fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

         The Annual Report of the Fund containing audited financial statements for the fiscal year ended June 30, 2000, as well as the Semi-Annual Report of the Fund (each a "Report"), have previously been furnished to the

Fund's shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Trust at the address set forth on the cover of this Proxy Statement or by calling 1-800-730-1313.

         If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Shares of the Fund are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. If no instructions are marked on the Proxy with respect to a specific Proposal, the Proxy will be voted "FOR" the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies with respect to any other matter that may properly come before the Special Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his/her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to the time it is voted.

         Bankers Trust Company ("Bankers Trust") and any other company (collectively, "Deutsche Affiliates") controlled by Deutsche Bank AG ("Deutsche Bank"), will vote any shares in accounts as to which it has investment authority, and shares in any other accounts as to which such Deutsche Affiliate is the agent of record, which are not otherwise represented in person or by proxy at the Special Meeting. Each Deutsche Affiliate will vote shares of the Fund over which it has investment discretion in accord with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Each Deutsche Affiliate will vote shares of the Fund for which it is the owner of record but does not have investment discretion, with respect to each Proposal, which are not otherwise represented in person or by proxy at the Special Meeting. These shares will be voted by such Deutsche Affiliate for, against, or abstaining, in the same proportion as the votes cast by holders of all shares in the Fund otherwise represented at the Special Meeting. This practice is commonly referred to as "mirror" or "echo" voting.

         In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of Proxies with respect to the Proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. The persons named as proxies will vote those Proxies that they are entitled to vote "FOR" any Proposal in favor of an adjournment and will vote those Proxies required to be voted "AGAINST" any such Proposal against any adjournment. A shareholder vote may be taken on one or more of the Proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. (See "Vote Required" for a further discussion of abstentions and broker non-votes).

         Shareholders of record at the close of business on March 14, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, 10,604,765,384 shares of the Fund were issued and outstanding.

         In order that your shares may be represented, you are requested to (unless you are voting by telephone):

         . indicate your instructions on the Proxy;

         . date and sign the Proxy; and

         . mail the Proxy promptly in the enclosed envelope.

Beneficial Ownership of Shares of the Fund

         Annex I attached hereto sets forth information as of the Record Date regarding the beneficial ownership of the Fund's shares, by (a) the only persons known by the Fund to beneficially own more than five percent of the outstanding shares of the Fund; (b) the Trustees; (c) the executive officers of the Fund; and (d) the Trustees and executive officers of the Fund as a group. The number of shares beneficially owned by each Trustee and executive officer is determined under rules of the Securities and Exchange Commission (the "Commission"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the shares set forth in Annex
I. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

         Collectively, the Trustees and executive officers of the Fund own less than 1% of the Fund's outstanding shares.

Background

         The Fund. As indicated earlier, the Fund is a separate series of the Trust. Bankers Trust, a banking corporation organized under the laws of the State of New York, located at 130 Liberty Street, New York, New York 10006, serves as administrator of, and as investment adviser to, the Fund. DeAM, Inc., a corporation organized under the laws of the State of Delaware, also located at 130 Liberty Street, New York, NY 10006, is proposed as investment adviser to the Portfolio. Bankers Trust and DeAM, Inc. each is a wholly-owned subsidiary of Deutsche Bank, located at 31 West 52 Street, New York, NY 10019. ICC Distributors, Inc., located at Two Portland Square, Portland, Maine 04101, serves as the placement agent of the Fund. ICC Distributors, Inc. is not affiliated with Bankers Trust, Deutsche Bank or any of their affiliates.

         At meetings of the Board of the Fund held on March 8, 1999 and July 27, 1999, the Board approved the presently effective investment advisory agreement with Bankers Trust and an investment advisory agreement with DeAM, Inc. (formerly known as Morgan Grenfell Inc.), respectively, the latter of which could be implemented within two years of shareholder approval upon the approval of the members of the Trust's Board of Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Shareholder approval of these arrangements was obtained at a special meeting thereof held on October 8, 1999 (the "1999 Meeting").

         On December 8, 1999 the Board of the Fund approved a shareholders' meeting to be held on March 23, 2000 (the "2000 Meeting"). At the 2000 Meeting, shareholders approved the conversion of the Fund from a stand-alone fund to a master-feeder fund structure, together with an arrangement whereby the investment advisory agreement with Bankers Trust would continue to remain in effect with respect to the Portfolio. In addition, a new investment advisory agreement with DeAM, Inc. was approved, which could be implemented at any time within two years upon approval of the Independent Trustees. Further, shareholders also approved a new sub-advisory agreement among the Portfolio, DeAM, Inc. and Bankers Trust under which, after DeAM, Inc.'s appointment as investment adviser to the Portfolio, Bankers Trust could perform certain of DeAM, Inc.'s responsibilities, at DeAM, Inc.'s expense. Although Bankers Trust was approved as a sub-adviser to the Fund, the Fund has no present intention to use Bankers Trust in that capacity. These alternative arrangements were proposed at both the 1999 Meeting and the 2000 Meeting in order to simplify the organizational structure of Deutsche Bank's U.S. mutual fund operations, enhancing the efficiency of their administration and broadening the consistency of internal controls. The delay in implementing the investment advisory agreement with DeAM, Inc. was intended to permit Deutsche Bank a sufficient amount of time to plan, prepare and institute the necessary arrangements for DeAM, Inc. to consolidate Deutsche Bank's mutual fund operations.

         Both presently and at the time of the 2000 Meeting (at which the proposals described in the previous paragraph were approved by shareholders), Bankers Trust had in place an arrangement under which it waived fees and reimbursed expenses so that the Fund's annual operating expenses would not exceed 0.12% of its average daily net assets. In the proxy statement for that meeting, however, it was disclosed that on or about the time of the master-feeder conversion, Bankers Trust would contractually agree to waive its fees and reimburse expenses so that total expenses would not exceed 0.02% of the Fund's average daily net assets. Subsequently, however, management has on further reflection determined that it cannot reasonably devote the portfolio management expertise and administrative and other resources to the Fund and the Portfolio at the then-predicted 0.02% expense cap. Further, management believes that the Fund's current expense cap of 0.12% is appropriate in the market place for services of the nature and quality to be rendered to the Fund and the Portfolio under all of the circumstances. Accordingly, shareholders are now being solicited to approve implementation of the new master-feeder arrangements at a 0.12% expense cap, as currently in effect.


                                   PROPOSAL I
                 TO ADOPT AND IMPLEMENT A NEW INVESTMENT POLICY
          TO AUTHORIZE THE FUND TO CONVERT TO A MASTER-FEEDER STRUCTURE

          The Trustees of the Trust have approved the adoption and implementation of a new fundamental investment policy for the Fund and a modification of the Fund's non-fundamental policies to permit the Fund to pursue its investment objective through a fund structure commonly known as a "master-feeder" structure and to invest all of its investable assets ("Investable Assets") in a newly created portfolio. The newly created portfolio will be named the Daily Assets Portfolio (the "Portfolio").1 The Portfolio will be organized as a separate series of BT Investment Portfolios, the Portfolio Trust, and will have substantially the same investment objective, policies and restrictions as the Fund.

          In the master-feeder fund structure, the Fund would seek to achieve its investment objective by investing in the Portfolio, rather than through investing directly in securities. The Portfolio in turn would invest in securities in accordance with its investment objective, policies and restrictions. The Portfolio's shares may be offered directly to institutional investors, in addition to other feeder funds, but are not available for purchase directly by members of the general public. The expense ratios, yields and total returns to other investors in the Portfolio may be different from those of the Fund due to differences in expenses.

          The purpose of a master-feeder fund arrangement is to achieve operational efficiencies through economies of scale by achieving a lower ratio of operating expenses to net assets, assuming that the assets of the Portfolio are greater than the assets of any individual feeder fund. There can be no assurance that such economies of scale will be realized, however.

          The Portfolio Trust is a New York trust registered as an open-end management investment company under the 1940 Act. Bankers Trust serves as the Fund's investment adviser and DeAM, Inc. is proposed to serve as the Portfolio's investment adviser after conversion upon approval of shareholders.

         If shareholders approve this Proposal, the Fund would convert to a master-feeder fund structure by exchanging all of its Investable Assets (securities and cash) as well as certain other assets (including receivables for securities sold and interest on securities) for an interest in the Portfolio. The value of a shareholder's investment in the Fund will be the same immediately after the Fund's investment in the Portfolio as immediately before that investment. Of course, the value of a shareholder's investment in the Fund may fluctuate thereafter.

          If shareholders approve this Proposal, it is expected that the Fund would convert to a master-feeder structure in the second quarter of 2001. If shareholders do not approve this proposal, the Trustees will consider other appropriate action.


------------------------
1 The Fund operates as an investment vehicle for collateral in certain securities lending transactions under an exemptive order granted by the Commission. A condition to that order could have been interpreted to preclude the Fund from operating in a master-feeder structure. The Fund requested and was granted an amendment to its order to permit this structure.

Description of the Portfolio

      The Portfolio will be a no-load, open-end management investment company registered under the 1940 Act. The Portfolio Trust was organized as a master trust fund under New York law on March 27, 1993. The investment objective of the Portfolio, a series of the Portfolio Trust, will be the same as the investment objective of the Fund. The Portfolio will seek to achieve its investment objective through investments limited to the types of securities in which the Fund is authorized to invest. The investment restrictions or policies of the Portfolio will be such that the Portfolio may not invest in any security or engage in any transaction which would not be permitted by the investment restrictions and policies of the Fund if the Fund were to invest directly in such a security or engage directly in such a transaction.

      The investment objective of the Portfolio will not be a fundamental policy. The approval of the Portfolio's investors (i.e., the Fund and other holders of interests in the Portfolio) would be required to change any of its fundamental investment policies or restrictions; however, any change in non-fundamental investment policies or restrictions would not require such approval. The Fund would be able to withdraw its investment in the Portfolio at any time if the Trustees determine, without shareholder approval, that it is in the best interests of the Fund to do so (including if as a result of any changes in fundamental or non-fundamental investment policies or restrictions, the Fund's or the Portfolio's investment objectives, policies or restrictions were no longer substantially the same). Upon any such withdrawal, the Trustees would consider what further action might be taken, including investing all the Investable Assets of the Fund in another pooled investment entity having substantially the same investment objective as the Fund or the retention of an investment adviser to manage directly the Fund's assets in accordance with its investment objective (as is presently the case).

      The Portfolio has its own Board of Trustees, including a majority of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Portfolio.


Modification of Investment Policies and Restrictions

      Certain of the Fund's existing fundamental investment restrictions, such as those limiting investments by the Fund in a single issuer, presently prevent the Fund from using a master-feeder structure. To provide the Fund with the flexibility to use a master-feeder structure, the Board of Trustees has approved a modification to the Fund's fundamental and non-fundamental investment restrictions by adding the following new investment policy:

         "Notwithstanding the investment policies and restrictions of the Fund, upon approval of the Board of Trustees, the Fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the Fund."

      This additional investment policy would also apply to any non-fundamental investment policies or restrictions of the Fund, which would otherwise preclude the Fund from being part of a master-feeder structure.

      In addition, under the Trust's Declaration of Trust, a shareholder vote is required to sell or transfer substantially all of the assets of the Fund. As conversion to a master-feeder fund structure contemplates an exchange of the Fund's investable assets for an interest in the Portfolio, as described above, this conversion requires, under a conservative interpretation of the Trust's Declaration of Trust, the affirmative vote of a "majority" (as defined in the 1940 Act) of the votes cast in person or by proxy at the Special Meeting for the Fund.

The Master-Feeder Structure

      The Investment Adviser and Administrator. If the Fund invests all of its Investable Assets in the Portfolio, the Fund would no longer directly require investment advisory services. For this reason, if the Fund invests all of its Investable Assets in the Portfolio, the Fund would terminate its investment advisory agreement with Bankers Trust. The investment advisory function would then be performed by DeAM, Inc. under an investment advisory agreement with the Portfolio. The Fund would, therefore, indirectly bear its proportionate share of the advisory fees paid by the Portfolio pursuant to its investment advisory agreement with DeAM, Inc. rather than pay DeAM, Inc. directly for advisory services. Pursuant to the Portfolio's investment advisory agreement, DeAM, Inc. will be paid a fee at the same rate and calculated in the same manner as the fee currently being paid by the Fund.

      If approved by shareholders and upon exchange of its Investable Assets for interests in the Portfolio, the Fund and the Portfolio would retain the services of Bankers Trust under an administration agreement. Under the administration agreement, Bankers Trust would provide the Fund and the Portfolio with general office facilities and supervise the overall administration of the Fund. Currently, for these services, Bankers Trust receives compensation from the Fund, and if approved by shareholders, Bankers Trust would receive compensation from the Fund and the Portfolio, at a rate equal on an annual basis to 0.02% of the Fund's average daily net assets.

      The Fund's net asset value is determined at 5:30 p.m. Eastern Time on each day the Fund is open for business. The Fund uses the amortized cost method to account for any premiums or discounts above or below the face value of any securities it buys. This method writes down the premium - or marks up the discount - at a constant rate until maturity. It does not reflect daily fluctuations in market value. All cash receivables and current payments are valued at face value. Other assets are valued at fair value as determined in good faith by the Fund's Board. The Fund's net asset value will normally be $1.00 a share.

      Voting Rights. Interests in the Portfolio will be fully paid and non-assessable. The Portfolio normally will not hold meetings of holders of such interests except as required under the 1940 Act. The Portfolio would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office have been elected by holders. The Trustees of the Portfolio will continue to hold office until their successors are elected and are qualified. Holders holding a specified percentage of interests in the Portfolio may call a meeting of holders in the Portfolio for the purpose of removing any Trustee. A Trustee of the Portfolio may be removed upon the affirmative vote of two-thirds of the interests held by holders in the Portfolio qualified to vote in the election. The 1940 Act requires the Portfolio to assist its holders in calling such a meeting. Upon liquidation of the Portfolio, holders in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to holders.

          Each holder in the Portfolio, including the Fund, will be entitled to a vote in proportion to its percentage interest in the Portfolio. Except as described below, whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes proportionately as instructed by Fund shareholders that voted at the Fund meeting. Fund shareholders that do not vote at the Fund meeting will not affect the Fund's votes at the Portfolio meeting. The percentage of the Fund's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund's shareholders who do, in fact, vote.

          Subject to applicable statutory and regulatory requirements, the Fund would not be required to request a vote of its shareholders with respect, to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund; or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio that is not required to be voted on by shareholders of the Fund would nonetheless be voted on by the Trustees of the Trust.

      Interest Holder Liability. Investments in the Portfolio will not be transferable, but a holder may withdraw all or any portion of its investment at any time at net asset value. Each holder in the Portfolio, including the Fund, will be liable under the Portfolio Trust's Declaration of Trust for the obligations of the Portfolio only up to the amount of its interest in the Portfolio. However, because the Portfolio Trust's Declaration of Trust will disclaim holder liability and provides for indemnification against such liability, the risk of a holder in the Portfolio incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. As such, it is unlikely that the Fund would experience liability from the new investment structure itself.

Comparative Expenses

   The following table shows the annual expenses for the Fund for the six months ended December 31, 2000, and a pro forma adjustment that includes the estimated costs of operating the Fund in the master-feeder fund structure.

The pro forma adjustment assumes that (a) there were no holders of interests in the Portfolio other than the Fund; (b) the average daily net assets of the Fund and the Portfolio were equal to the actual average daily net assets of the Fund during the period; and (c) the average daily net assets invested by the Fund in the Portfolio were $9,341,257,301.

---------------------------------- ------------------------------- --------------------------
                                   Average Annual Fund Operating
                                     Expenses for the 6 months        Aggregate Pro Forma
                                          ended 12/31/001                  Expenses2
---------------------------------- ------------------------------- --------------------------
Management Fees                                0.10%                         0.10%
---------------------------------- ------------------------------- --------------------------
12b-1 Distribution Expenses                     None                         None
---------------------------------- ------------------------------- --------------------------
Other Expenses                                 0.02%                         0.02%
---------------------------------- ------------------------------- --------------------------
Total Operating Expenses                       0.12%                         0.12%
---------------------------------- ------------------------------- --------------------------
Less:  Fee Waivers or Expense
 Reimbursement                                (0.00)%                        0.00%
---------------------------------- ------------------------------- --------------------------
Net Expenses                                   0.12%*                       0.12%*
---------------------------------- ------------------------------- --------------------------

1 For the 16-month period from the Fund's fiscal year ended June 30, 2000, Bankers Trust contractually agreed to waive its fees and reimburse expenses so that total expenses would not exceed 0.12%. On or about the time of the master-feeder conversion, DeAM, Inc. and Bankers Trust will contractually agree for a period of one year to waive their fees and reimburse expenses so that total expenses will not exceed 0.12%.

2 Pro forma expenses show the projected annual expenses after the conversion to master-feeder structure with an expense cap of 0.12%.

* See "Expense Limitation" below.

Expense Limitation. As noted above, DeAM, Inc. and Bankers Trust will contractually agree to waive their expenses for a period of one year. In the absence of the Expense Limitation, the Management Fee is estimated to be, on a pro forma basis, approximately 0.10% and the Total Operating Expenses are estimated to be, on a pro forma basis, 0.12%. When the contract expires, DeAM, Inc. and Bankers Trust may modify such limitation in the future at its discretion, although they have no current intention to do so.

Example

      Hypothetically assume that the Fund's annual return is 5% and that its total operating expenses are exactly as described in the column captioned "Aggregate Pro Forma Expenses." For every $10,000 invested, an investor would have paid the following expenses if an account were closed after the number of years indicated:

--------------------------------- --------------- -------------- ---------------- ---------------
                                      1 year         3 years         5 years         10 years
--------------------------------- --------------- -------------- ---------------- ---------------
Current structure                      $12             $39             $69             $156
--------------------------------- --------------- -------------- ---------------- ---------------
Pro forma                              $12             $39             $69             $156
--------------------------------- --------------- -------------- ---------------- ---------------

      The purpose of the table is to assist shareholders in understanding the various costs and expenses that a shareholder in the Fund will bear directly and indirectly both under the current structure and on a pro forma basis if the master-feeder structure is approved. The example is included solely for illustrative purposes and should not be considered a representation of future performance or expenses. Actual expenses may be more or less than those shown.

      If the Fund were converted to a master-feeder structure, the Fund would receive the same administrative services under the master-feeder structure at the same fees as are currently provided to the Fund. Under the New Advisory Agreement, the Portfolio would receive the same investment advisory services at the same fee rates as are currently provided to the Fund. The New Advisory Agreement would, however, be between DeAM, Inc. and the Portfolio, rather than between Bankers Trust and the Fund.

      If the Fund is converted to a master-feeder fund structure, actual Total Operating Expenses to be incurred may vary from the pro forma Total Operating Expenses indicated above due to changes in the Fund's and the Portfolio's expenses and net asset value after the conversion date. Assuming that the Fund was the only holder of an interest in the Portfolio and that the Fund was fully invested therein, the net asset value per share, distributions per share and net investment income per share of the Fund would have been approximately the same on a pro forma basis as the actual net asset value, distributions and net investment income per share of the Fund during the period indicated.

Tax Considerations

         The Trust anticipates that its contribution of the Fund's Investable Assets to the Portfolio in exchange for an interest in the Portfolio in the manner contemplated will not result in the recognition of gain or loss to the Fund for federal income tax purposes.

         As a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders its net investment income and net realized capital gains in accordance with the timing and other requirements imposed by the Code. The Portfolio will be organized and intends to conduct its operations in a manner such that, (a) it also will not be required to pay any federal income or excise taxes; and (b) the Fund, by investing all of its Investable Assets in the Portfolio, will be able to continue to qualify as a regulated investment company under the Code.

Recommendation of the Board

         At meetings of the Board held on December 8, 1999 and March 8, 2001 a majority of the Board, including the Independent Trustees, approved (subject to shareholder approval) the conversion of the Fund from a stand-alone fund structure to a master-feeder fund structure. In reaching this conclusion, the Board considered a number of factors, including the operational efficiencies expected to be obtained by achieving structural consistency with the other series in the Trust (most of which presently operate as master-feeder funds); that the fees paid by the Trust for the advisory, administrative and distribution services provided to the Fund would remain the same; the economies of scale that may be realized through conversion to a master-feeder fund structure; and the opportunity that the conversion provides to pursue additional distribution outlets for the Fund. Based on the factors discussed above and others, the Board determined that the conversion of the Fund to a master-feeder fund structure under the circumstances described herein is in the best interest of the Fund and its shareholders.

         Therefore, after careful consideration, the Board, including the Independent Trustees, recommends that the shareholders of the Trust vote "FOR" the conversion of the Fund to a master-feeder fund structure as set forth in this Proposal.

         If the conversion of the Fund to a master-feeder fund structure is approved, the Board will proceed to invest all of the Investable Assets of the Fund in the Portfolio, as described above. If the conversion of the Fund to a master-feeder fund structure is not approved, the Board will consider whether any other action is appropriate in the interests of the shareholders.

PROPOSAL II

         The shareholders of the Fund may authorize the Fund to vote on certain matters as the initial holder in the Portfolio. That vote is expected to take place just after the Fund's investment in the Portfolio. Specifically it is expected that the Portfolio will ask its holders to vote to approve the investment advisory agreement between the Portfolio Trust, on behalf of the Portfolio, and DeAM, Inc.

         This proposal is further described below.

         If authorized by the shareholders, the Trust, on behalf of the Fund, will cast its votes in favor of this proposal. At the present time it is anticipated that the Fund will initially own substantially all of the interests in the Portfolio.

                                   PROPOSAL II
                     APPROVAL OF THE NEW ADVISORY AGREEMENT

         The New Advisory Agreement in respect of the Portfolio will contain substantially the same terms and conditions, except for the parties and the dates of execution, effectiveness and initial term, as the investment advisory agreement pursuant to which services were provided to the Fund.1 As more fully discussed below, approval of the New Advisory Agreement, which provides for the same services to be provided at the same fees, is generally occasioned by the conversion of the Fund from a stand-alone fund to a master-feeder fund arrangement.

The Current Advisory Agreement

         The Current Advisory Agreement. Bankers Trust serves as investment adviser to the Fund pursuant to an investment advisory agreement between Bankers Trust and the Fund (the "Current Advisory Agreement"). The date of the Current Advisory Agreement is June 4, 1999. The Current Advisory Agreement was most recently approved by the Board on March 8, 1999. Under the Agreement, the advisory fee rate is 0.10%. The amount paid by the Trust for services rendered to the Fund pursuant to the Current Advisory Agreement was $7,719,290 for the year ending June 30, 2000.2

         The advisory fee rate charged to the Trust under the Current Advisory Agreement would continue to apply under the New Advisory Agreement. In addition, DeAM, Inc. has informed the Portfolio that it can expect to continue to receive the same level and quality of services as the Fund has received under the Current Advisory Agreement. DeAM, Inc. has represented to the Board that in the event of any material change in the investment management personnel of DeAM, Inc. responsible for providing services to the Portfolio, DeAM, Inc. will apprise and consult with the Board to ensure that the Board, including a majority of the Board's Independent Trustees, is satisfied that the services provided by DeAM, Inc. will not be diminished in scope and quality from those provided by Bankers Trust.

The New Advisory Agreement

         The New Advisory Agreement. The form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A. If shareholders approve the New Advisory Agreement, it will remain in effect for an initial term of two years from its effective date, and may be renewed annually thereafter by specific approval of the Board or by the shareholders of the Portfolio, provided that it is also approved by a majority of the Independent Trustees. The terms and conditions of the New Advisory Agreement, other than the parties and the dates of execution, effectiveness and initial term, are substantially the same as those of the Current Advisory Agreement.

         Under the terms of the New Advisory Agreement, as under the Current Advisory Agreement, DeAM, Inc. agrees to furnish the Portfolio with investment advisory and other services in connection with a continuous investment program for the Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolio. Subject to the supervision and control of the Board, DeAM, Inc. agrees to (a) conform to all applicable rules and regulations of the Commission, including all applicable provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934 (the "Exchange Act"), the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"); (b) provide the services rendered by it in accordance with the Portfolio's investment objectives and policies as stated in the Prospectus and Statement of Additional Information of the Portfolio, as from time to time in effect, and the Portfolio's then current registration statement on Form N-1A as filed with the Commission and the then current offering Memorandum if the Fund is not registered under the 1933 Act; (c) place orders pursuant to its investment determinations for the Portfolio either directly with the issuer or with any broker or dealer selected by it; (d) determine from time to time what securities or other investments will be purchased, sold or retained by the


----------------------
1 On or about the time of the conversion, DeAM, Inc. and Bankers Trust will contractually agree to waive their fees and reimburse expenses so the total expenses will not exceed 0.12%.
2 Pursuant to an Expense Limitation Agreement between Bankers Trust and the Trust, the total fund operating expenses for the Fund are capped for the current fiscal year.

Portfolio; and (e) maintain books and records with respect to the securities transactions of the Portfolio and render to the Board such periodic and special reports as they may request.

         The Advisory Fee. Bankers Trust is paid a fee under the Current Advisory Agreement for its services, calculated daily and paid monthly, equal, on an annual basis, to 0.10% of the Fund's average daily net assets. The investment advisory fee rate proposed to be charged to the Portfolio under the New Advisory Agreement with DeAM, Inc. is the same as the investment advisory fee rate charged under the Current Advisory Agreement.

         Generally. If approved, the New Advisory Agreement will remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually; (a) by the Portfolio's Board or by the holders of a majority of the Portfolio's outstanding voting securities; and (b) by a majority of the Independent Trustees who are not parties to such contract or agreement. Like the Current Advisory Agreement, the New Advisory Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days' written notice by the Board or by a "majority" vote of the shareholders of the Portfolio (as defined in the 1940 Act and) or upon 60 days' written notice by DeAM, Inc.

         The services of DeAM, Inc. are not deemed to be exclusive and nothing in the New Advisory Agreement prevents it or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Portfolio) or from engaging in other activities. In addition, DeAM, Inc. is obligated to pay expenses associated with providing the services contemplated by the New Advisory Agreement. The Portfolio bears certain other expenses including the fees of the Portfolio's Board. The Portfolio also pays any extraordinary expenses incurred.

         Under the New Advisory Agreement, DeAM, Inc. will exercise its best judgment in rendering its advisory services. DeAM, Inc. shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the New Advisory Agreement relates, provided that nothing therein shall be deemed to protect or purport to protect DeAM, Inc. against any liability to the Portfolio or to its shareholders to which DeAM, Inc. could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of DeAM, Inc.'s reckless disregard of its obligations and duties under the New Advisory Agreement.

The Advisers

         Bankers Trust. Bankers Trust is a wholly owned subsidiary of Deutsche Bank. Bankers Trust is a bank and, therefore, currently not required to register as an investment adviser under the Advisers Act. Bankers Trust provides a broad range of commercial banking and financial services, including originating loans and other forms of credit, accepting deposits and arranging financing. Bankers Trust also engages in trading currencies, securities, derivatives and commodities. In addition to providing investment advisory services to the Fund, Bankers Trust until on or about April 30, 2001 will serve as investment adviser to 20 other investment companies and investment sub-adviser to 30 other investment companies. (See Annex II for a list of those investment companies that Bankers Trust advises that have investment objectives similar to those of the Portfolio, together with information regarding the fees charged to those companies.) As of December 31, 2000, Bankers Trust had approximately $217 billion of assets under management for US clients.

         The names, business addresses and principal occupations of the current directors and chief executive officer of Bankers Trust are set forth below.

  ---------------------------------------------------------- --------------------------------------------------------
  Name and Address                                           Principal Occupation
  ----------------                                           --------------------

  ---------------------------------------------------------- --------------------------------------------------------
  Joseph Ackermann                                           Chairman of the Board and Chief Executive Officer,
  Deutsche Bank AG                                           Bankers Trust Company; Chairman of the Board and Chief
  Taunusanlage 12                                            Executive Officer, Bankers Trust Corporation; Member,
  60325                                                      Board of Managing Directors, Deutsche Bank AG
  Frankfurt am Main, Germany

  ---------------------------------------------------------- --------------------------------------------------------
  Robert B. Allardice III                                    Director, Bankers Trust Company; Director, Bankers
  31 West 52nd Street, 28th Floor                            Trust Corporation; Advisory Director, Deutsche Bank
  New York, NY  10019-6160                                   Americas Holding Corp.

  ---------------------------------------------------------- --------------------------------------------------------
  Hans H. Angermueller, Esq.                                 Director, Bankers Trust Company; Director, Bankers
  Shearman & Sterling                                        Trust Corporation; "Of Counsel", Shearman & Sterling
  599 Lexington Avenue - Suite 1414
  New York, NY  10022-6069

  ---------------------------------------------------------- --------------------------------------------------------
  George B. Beitzel                                          Director, Bankers Trust Company; Director, Bankers
  29 King Street                                             Trust Corporation; Private Investor
  Chappaqua, NY  10514-3432

  ---------------------------------------------------------- --------------------------------------------------------
  Yves de Balmann                                            Director, Bankers Trust International, plc; Vice
  130 Liberty Street                                         Chairman, Bankers Trust Corporation; Co-Chairman and
  New York, NY  10006                                        Co-Chief Executive Officer, Deutsche Banc Alex.Brown
                                                             Inc.

  ---------------------------------------------------------- --------------------------------------------------------
  Jessica P. Einhorn                                         Director, Bankers Trust Company; Director, Bankers
  2861 Brandywine Street, NW                                 Trust Corporation; Employee - Part-time, Clark &
  Washington, DC  2008-2164                                  Weinstock

  ---------------------------------------------------------- --------------------------------------------------------
  William R. Howell                                          Director, Bankers Trust Company; Director, Bankers
  J.C. Penney Company, Inc.                                  Trust Corporation; Chairman Emeritus, J.C. Penney
  6501 Legacy Drive                                          Company, Inc.
  Plano, Texas  75024-3698

  ---------------------------------------------------------- --------------------------------------------------------

  ---------------------------------------------------------- --------------------------------------------------------
  Hermann-Josef Lamberti                                     Director, Bankers Trust Company; Director and Vice
  Deutsche Bank AG                                           Chairman, Bankers Trust Corporation; Executive Vice
  Taunusanlage 12                                            President, Deutsche Bank AG
  60325
  Frankfurt am Main, Germany

  ---------------------------------------------------------- --------------------------------------------------------
  Troyland S. Link                                           Managing Director, Bankers Trust Company; General
  1301 Sixth Avenue - 8th Floor                              Counsel, Bankers Trust Corporation; General Counsel,
  New York, NY  10019                                        Deutsche Bank North America

  ---------------------------------------------------------- --------------------------------------------------------
  John A. Ross                                               President and Director, Bankers Trust Company;
  Deutsche Bank                                              President and Director, Bankers Trust Corporation;
  31 West 52nd Street                                        Chief Executive Officer of the Americas, Deutsche Bank
  New York, NY  10101-6160                                   AG

  ---------------------------------------------------------- --------------------------------------------------------
  Mayo A. Shadduck III                                       Director, Bankers Trust International, plc, Alex.Brown
  One South Street                                           & Sons Holdings Limited, Alex.Brown & Sons Limited,
  Baltimore, MD  21202                                       Alex.Brown Asset Management, Inc., Alex.Brown Capital
                                                             Advisory, Incorporated and Investment Company Capital
                                                             Corporation; Director and President - AB
                                                             Administrative Partner, Inc., ABFS I Incorporated, ABS
                                                             Leasing Services Company, ABS MB Ltd., Alex.Brown
                                                             Financial Corporation, Alex.Brown Financial Services
                                                             Incorporated, Alex.Brown Investments Incorporated,
                                                             Alex.Brown Management Services Inc. and Alex.Brown
                                                             Mortgage Capital Corporation; and Director and Vice
                                                             President, Alex.Brown & Sons Holdings Limited; Vice
                                                             Chairman, Bankers Trust Corporation; Co-Chairman and
                                                             Co-Chief Executive Officer, Deutsche Banc Alex.Brown
                                                             Inc.

  ---------------------------------------------------------- --------------------------------------------------------

         In addition to serving as investment adviser to the Fund, Bankers Trust also serves as administrator of the Fund. These services will continue to be provided to the Fund and the Portfolio by Bankers Trust after approval of the New Advisory Agreement. The Fund paid fees to Bankers Trust in the amount of $1,543,858 for these services for the most recently completed fiscal year.

         DeAM, Inc. DeAM, Inc. is a corporation organized under the laws of the State of Delaware and is a registered investment adviser under the Advisers Act. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. Currently, DeAM, Inc. serves as investment adviser to eight other investment companies and as sub-adviser to seven other investment companies. On or about April 30, 2001, and thereafter, DeAM, Inc. will serve as investment adviser to 28 other investment companies and as sub-adviser to 37 other investment companies. DeAM, Inc. is a subsidiary of Deutsche Bank. DeAM, Inc. currently manages a wide range of pension, corporate, insurance, local authority, government and private clients worldwide. (See Annex II for a list of those investment companies that DeAM, Inc. advises that have investment objectives similar to those of the Portfolio.) As of December 30, 2000, DeAM, Inc. had approximately $16 billion of assets under management for US clients.

         The names, business addresses and principal occupations of the current directors and chief executive officer of DeAM, Inc. are set forth below. Except as otherwise indicated, the business address of the individuals named below is 130 Liberty Street, New York, NY 10006 and their positions at DeAM, Inc. constitute their principal occupation.

  ---------------------------------------------------------- --------------------------------------------------------
  Name and Address                                           Principal Occupation
  ----------------                                           --------------------

  ---------------------------------------------------------- --------------------------------------------------------
  Joshua Abraham Weinreich                                   Director and Chairman

  ---------------------------------------------------------- --------------------------------------------------------
  Dean Barr                                                  President

  ---------------------------------------------------------- --------------------------------------------------------
  David Westover Baldt                                       Director and Executive Vice President; Director,
  150 South Independence Square West                         Deutsche Asset Management Group Ltd.
  Philadelphia, PA  19106

  ---------------------------------------------------------- --------------------------------------------------------
  Audrey Mary Theresa Jones                                  Director and Executive Vice President
  280 Park Avenue
  New York, New York  10017

  ---------------------------------------------------------- --------------------------------------------------------

Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installment financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

Recommendation of the Board

         At meetings of the Board held on December 8, 1999 and March 8, 2001 called for the purpose of, among other things, voting on approval of the New Advisory Agreement with the Portfolio, the Board, including the Independent Trustees, unanimously approved the New Advisory Agreement.1 In reaching this conclusion, the Board obtained from Deutsche Bank and DeAM, Inc. such information as it deemed reasonably necessary to approve DeAM, Inc. as investment adviser to the Portfolio. The Board also considered a number of other factors, including the nature, scope and quality of services that DeAM, Inc. would likely provide to the Portfolio, the capacity of DeAM, Inc. to perform its duties under the New Advisory Agreement; the high degree of continuity of investment management personnel expected to be available to the Portfolio because most of the personnel of Bankers Trust who provide services under the Current Advisory Agreement are or will be employed by DeAM, Inc.; the financial standings of Deutsche Bank and DeAM, Inc.; the benefits to the Portfolio from technological advances being instituted by Deutsche Bank on a world-wide basis; the experience and expertise of DeAM, Inc. as an investment adviser, as reflected in its amount of assets under management; the maintenance of the identical advisory fee rates; and the fact that the New Advisory Agreement contains substantially the same terms and conditions as the Current Advisory Agreement.

         Based on the factors discussed above and others, the Board determined that the New Advisory Agreement is fair and reasonable and in the best interest of the shareholders.


----------------------
1 The Trustees also met on July 15 and July 27, 1999 to discuss the New Advisory Agreement for the Fund. The details described herein were considered by the Board collectively at several meetings described herein. The New Advisory Agreement was approved by shareholders of the Fund at the 1999 Meeting and again at the 2000 Meeting. The New Advisory Agreement with the Portfolio is substantially the same as that approved for the Fund by shareholders at the 1999 Meeting and again at the 2000 Meeting, except for the parties and the dates of execution, effectiveness and initial terms.

         Therefore, after careful consideration, the Board, including the Independent Trustees, recommends that the shareholders of the Fund vote "FOR" the approval of the New Advisory Agreements as set forth in these Proposals.

         If the New Advisory Agreement is approved by the shareholders, it will continue in effect as described above. If the New Advisory Agreement is not approved by the shareholders, the Current Advisory Agreement will continue in effect in accordance with its terms while the Board considers whether and the extent to which other action is appropriate based upon the interests of the shareholders.

                                  VOTE REQUIRED

         Approval of Proposal I with respect to the change in structure and Proposal II with respect to the Portfolio's New Advisory Agreement require the affirmative vote of a "majority" of the outstanding shares of the Fund. "Majority" (as defined in the 1940 Act) means (as of the Record Date) the lesser of (a) 67% or more of the shares of the Fund present at the special meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund present and voting at the special meeting. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against Proposals I and II, which require the approval of a specified percentage of the outstanding shares of the Fund.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSALS I AND II. ANY UNMARKED PROXIES WILL BE SO VOTED.

         The Board is not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

         The Fund does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement.

         Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

                    SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

         Shareholders holding at least 10% of the Fund's outstanding voting securities (as defined in the Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Trustee. Meetings of shareholders for any other purpose also shall be called by the Board when requested in writing by shareholders holding at least 10% of the shares then outstanding.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, UNLESS THEY ARE VOTING BY TELEPHONE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                    By Order of the Board of Trustees,


                    /s/ Daniel O. Hirsch
                     Daniel O. Hirsch, Secretary

March 27, 2001

                                                                         Annex I

                           DAILY ASSETS INSTITUTIONAL

(a) 5% Shareholders as of March 14, 2001.

------------------------------------------------------ ----------------------------- ---------------------------------
Name and address of Beneficial Owner                     Shares Beneficially Owned         Percent Ownership of
                                                                                            Outstanding Shares

------------------------------------------------------ ----------------------------- ---------------------------------
     Lockheed Martin Master Retirement Trust                   863,263,766                          8%
     6705 Rockledge Drive
     Suite 550
     Bethesda, Maryland 20817
------------------------------------------------------ ----------------------------- ---------------------------------
     Washington University                                     561,884,542                          5%
     7425 Forsyth Boulevard
     Campus Box 1047
     St. Louis, MO  63105
------------------------------------------------------ ----------------------------- ---------------------------------
     Missouri State Employees' Retirement System               578,555,075                          5%
     907 Wildwood Drive
     Jefferson City, MO  65102
------------------------------------------------------ ----------------------------- ---------------------------------
     Los Angeles Fire and Police Pension Systems               932,139,124                          9%
     360 East Second Street, Suite 600
     Department of Pensions
     Los Angeles, CA  90012-4203
------------------------------------------------------ ----------------------------- ---------------------------------
     Fidelity Concord Street Trust:                            780,810,091                          7%
     Spartan US Equity Index (500) Fund
     82 Devonshire Street
     Boston, MA  02109-3614
------------------------------------------------------ ----------------------------- ---------------------------------
     Employees Retirement System of State of Hawaii            827,662,450                          8%
     201 Merchant Street
     Suite 1400
     Honolulu, HI  96813-2980
------------------------------------------------------ ----------------------------- ---------------------------------
(b)Trustees                                                                                         *
------------------------------------------------------ ----------------------------- ---------------------------------
(c)Executive Officers                                                                               *
------------------------------------------------------ ----------------------------- ---------------------------------
(d)Trustees and Executive Officers as a Group                                                       *
------------------------------------------------------ ----------------------------- ---------------------------------

* The Trustees, the executive officers of the Fund and the Trustees and the executive officers as a group own less than 1% of the Fund's outstanding shares.


                                                                        Annex II

         FUNDS ADVISED BY BANKERS TRUST UNTIL ON OR ABOUT APRIL 30, 2001
                          AND BY DeAM, INC. THEREAFTER

------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------
                                      Net Assets (As of Most Recently     Advisory Fee as a Percentage of
                                      Completed Fiscal Year, 12/30/00)    Average Daily Net Assets
------------------------------------- ----------------------------------- -----------------------------------
Treasury Assets Institutional                               $523,552,000  0.15%
------------------------------------- ----------------------------------- -----------------------------------
Cash Management Portfolio:                                                0.15%
------------------------------------- ----------------------------------- -----------------------------------
Includes the following feeder funds:
------------------------------------- ----------------------------------- -----------------------------------
Cash Management Investment                                  $243,989,000
------------------------------------- ----------------------------------- -----------------------------------
Money Market Investment                                     $386,396,000
------------------------------------- ----------------------------------- -----------------------------------
Cash Management Institutional                             $4,019,173,000
------------------------------------- ----------------------------------- -----------------------------------
Cash Reserves Institutional                               $3,663,247,000
------------------------------------- ----------------------------------- -----------------------------------
Tax Free Money Portfolio:                                                 0.15%
------------------------------------- ----------------------------------- -----------------------------------
Includes the following feeder fund:
------------------------------------- ----------------------------------- -----------------------------------
Tax Free Money Investment                                   $222,453,000
------------------------------------- ----------------------------------- -----------------------------------
NY Tax Free Money Portfolio:                                              0.15%
------------------------------------- ----------------------------------- -----------------------------------
Includes the following feeder fund:
------------------------------------- ----------------------------------- -----------------------------------
NY Tax Free Money Investment                                 $86,489,000
------------------------------------- ----------------------------------- -----------------------------------
Treasury Money Portfolio:                                                 0.15%
------------------------------------- ----------------------------------- -----------------------------------
Includes the following feeder funds:
------------------------------------- ----------------------------------- -----------------------------------
Treasury Money Investment                                   $335,886,000
------------------------------------- ----------------------------------- -----------------------------------
Treasury Money Institutional                              $1,088,595,000
------------------------------------- ----------------------------------- -----------------------------------
Liquid Assets Portfolio:                                                  0.15%
------------------------------------- ----------------------------------- -----------------------------------
Includes the following feeder fund:
------------------------------------- ----------------------------------- -----------------------------------
Liquid Assets Institutional                               $3,475,383,000
------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------

                                                                       EXHIBIT A

[FORM OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENT]
--------------------------------------------------------

AGREEMENT made as of [_________________] by and between [Trust Name], a (state of organization) (herein called the "Trust") and [________________] (herein called the "Investment Adviser") [and [______________] (herein called the "Investment Subadviser")].

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940;

WHEREAS, the Trust desires to retain the Investment Adviser to render investment advisory and other services to the Trust with respect to certain of its series of shares of beneficial interests as may currently exist or be created in the future (each, a "Fund") as listed on Exhibit A hereto, and the Investment Adviser is willing to so render such services on the terms hereinafter set forth;

[WHEREAS, the Investment Adviser desires to retain the Investment Subadviser to perform certain of the Investment Adviser's duties under this Agreement, and the Investment Subadviser is willing to so render such services on the terms hereinafter set forth;]1

NOW, THEREFORE, this Agreement

W I T N E S S E T H:

In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment. The [Trust] [Investment Adviser] hereby appoints the [Investment Adviser] [Investment Subadviser] to act as [investment adviser] [investment subadviser] to each Fund for the period and on the terms set forth in this Agreement. The [Investment Adviser] [Investment Subadviser] accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2. Management. Subject to the supervision of the [Board of Trustees of the Trust] [Investment Adviser], the [Investment Adviser] [Investment Subadviser] will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The [Investment Adviser] [Investment Subadviser] will determine from time to time what securities and other investments will be purchased, retained or sold by each Fund. The [Investment Adviser] [Investment Subadviser] will provide the services rendered by it hereunder in accordance with the investment objective(s) and policies of each Fund as stated in the Fund's then-current prospectus and statement of additional information (or the Fund's then current registration statement on Form N-1A as filed with the Securities and Exchange Commission (the "SEC") and the then-current offering memorandum if the Fund is not registered under the Securities Act of 1933, as amended ("1933 Act"). The [Investment Adviser] [Investment Subadviser] further agrees that: it will conform with all applicable rules and regulations of the SEC (herein called the "Rules") and with all applicable provisions of the 1933 Act; as amended, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"); and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and will, in addition, conduct its activities under this Agreement in accordance with applicable regulations of the Board of Governors of the Federal Reserve System pertaining to the investment advisory activities of bank holding companies and their subsidiaries; it will place orders pursuant to its investment determinations for each Fund either directly with the issuer or with any broker or dealer selected by it. In placing orders with brokers and dealers, the [Investment Adviser] [Investment Subadviser] will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the [Investment Adviser] [Investment Subadviser] may, to the


----------------------
1  Contained in the form of Investment Sub-advisory Agreement only.

extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the 1934 Act) to or for the benefit of any fund and/or other accounts over which the [Investment Adviser] [Investment Subadviser] or any of its affiliates exercises investment discretion. Subject to the review of the [Trust's Board of Trustees] [Investment Adviser] from time to time with respect to the extent and continuation of the policy, the [Investment Adviser] [Investment Subadviser] is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the [Investment Adviser] [Investment Subadviser] determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the [Investment Adviser] [Investment Subadviser] with respect to the accounts as to which it exercises investment discretion; and it will maintain books and records with respect to the securities transactions of each Fund and will render to the [Trust's Board of Trustees] [Investment Adviser] such periodic and special reports as the Board may request.

3. [Subject to the provisions of this Agreement, the duties of the Investment Subadviser, the portion of portfolio assets that the Subadviser shall manage, and the fees to be paid the Investment Subadviser by the Investment Adviser under and pursuant to this Agreement may be adjusted from time to time by the Investment Adviser with and upon the approval of the Board and the members of the Trust's Board of Trustees who are not "interested persons," as defined in the Act ]1

4. Services Not Exclusive. The investment advisory services rendered by the [Investment Adviser] [Investment Subadviser] hereunder are not to be deemed exclusive, and the [Investment Adviser] [Investment Subadviser] shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

5. Books and Records. In compliance with the requirements of Rule 31a-3 of the Rules under the 1940 Act, the [Investment Adviser] [Investment Subadviser] hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the [Trust] [Investment Adviser] any of such records upon request of the [Trust] [Investment Adviser]. The [Investment Adviser] [Investment Subadviser] further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to comply in full with the requirements of Rule 204-2 under the Advisers Act pertaining to the maintenance of books and records.

6. Expenses. During the term of this Agreement, the [Investment Adviser] [Investment Subadviser] will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of purchasing securities (including brokerage commissions, if any) for the Fund.

7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the [Trust] [Investment Adviser] will pay the [Investment Adviser] [Investment Subadviser], and the [Investment Adviser] [Investment Subadviser] will accept as full compensation therefor, fees, computed daily and payable monthly, on an annual basis equal to the percentage set forth on Exhibit A hereto of that Fund's average daily net assets.

8.  Limitation of Liability of the [Investment Adviser] [Investment Subadviser]:
    Indemnification.

The [Investment Adviser] [Investment Subadviser] shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the [Investment Adviser] [Investment Subadviser] in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement; Subject to the exceptions and limitations contained in Section 8(c) below:

(i) the [Investment Adviser] [Investment Subadviser] (hereinafter referred to as a "Covered Person") shall be indemnified by the respective Fund to the fullest extent permitted by law, against liability and against all expenses


----------------------
1  Provision contained in the form of Investment Subadvisory Agreement only.

reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved, as a party or otherwise, by virtue of his being or having been the [Investment Adviser] [Investment Subadviser] of the Fund, and against amounts paid or incurred by him in the settlement thereof;

(ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(c)No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the [Trust] [Investment Adviser] or to one or more Funds' investors by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of a Fund; or

(ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; by the court or other body approving the settlement; or by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any investor in a Fund may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

(d)The rights of indemnification herein provided may be insured against by policies maintained by the [Trust] [Investment Adviser], shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the successors and assigns of such person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel and any other persons, other than a Covered Person, may be entitled by contract or otherwise under law.

(e)Expenses in connection with the preparation and presentation of a defense to any claim, suit or proceeding of the character described in subsection (b) of this Section 8 may be paid by the [Trust] [Investment Adviser] on behalf of the respective Fund from time to time prior to final disposition thereto upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the [Trust] [Investment Adviser] on behalf of the respective Fund if it is ultimately determined that he is not entitled to indemnification under this Section 8; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking or
(ii) the [Trust] [Investment Adviser] shall be insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts as opposed to a trial-type inquiry or full investigation, that there is reason to believe that such Covered Person will be entitled to indemnification under this Section 8.

9. Duration and Termination. This Agreement shall be effective as to a Fund as of the date the Fund commences investment operations after this Agreement shall have been approved by the Board of Trustees of the Trust with respect to that Fund and the Investor(s) in the Fund in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated as provided herein, shall continue until the second anniversary of such date. Thereafter, if not terminated, this Agreement shall continue in effect as to such Fund for successive periods of 12 months each, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to this Agreement or Interested Persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (b) by Vote of a Majority of the Outstanding Voting Securities of the Trust; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust, by Vote of a Majority of the Outstanding Voting Securities of the Trust on 60 days' written notice to the [Investment Adviser] [Investment Subadviser], or by the [Investment Adviser] [Investment Subadviser] as to the [Trust] [Investment Adviser] at any time, without payment of any penalty, on 90 days' written notice to the [Trust] [Investment Adviser]. This

Agreement will immediately terminate in the event of its assignment (as used in this Agreement, the terms "Vote of a Majority of the Outstanding Voting Securities," "Interested Person" and "Assignment" shall have the same meanings as such terms have in the 1940 Act and the rules and regulatory constructions thereunder.)

10. Amendment of this Agreement. No material term of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of a material term of this Agreement shall be effective with respect to a Fund, until approved by Vote of a Majority of the Outstanding Voting Securities of that Fund.

11. Representations and Warranties. The [Investment Adviser] [Investment Subadviser] hereby represents and warrants as follows:

[The [Investment Adviser] [Investment Subadviser] is exempt from registration under the 1940 Act:]

The [Investment Adviser] [Investment Subadviser] has all requisite authority to enter into, execute, deliver and perform its obligations under this Agreement;

This Agreement is legal, valid and binding, and enforceable in accordance with its terms; and

The performance by the [Investment Adviser] [Investment Subadviser] of its obligations under this Agreement does not conflict with any law to which it is subject.

12. Covenants. The [Investment Adviser] [Investment Subadviser] hereby covenants and agrees that, so long as this Agreement shall remain in effect:

The [Investment Adviser] [Investment Subadviser] shall remain either exempt from, or registered under, the registration provisions of the Advisers Act; and

The performance by the [Investment Adviser] [Investment Subadviser] of its obligations under this Agreement shall not conflict with any law to which it is then subject.

13. Notices. Any notice required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid,
(a) to the Investment Adviser, Mutual Funds Services, 130 Liberty Street, New York, New York 10006, [(b) to the Subadviser, [Address] or ](c) to the Trust, c/o Deutsche Asset Management, One South Street, Baltimore, Maryland 21202.

14. Waiver. With full knowledge of the circumstances and the effect of its action, the [Investment Adviser] [Investment Subadviser] hereby waives any and all rights which it may acquire in the future against the property of any investor in a Fund, other than shares in that Fund, which arise out of any action or inaction of the [Trust] [Investment Adviser] under this Agreement.

15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the ______________________________, without reference to principles of conflicts of law. The Trust is organized under the laws of _________________________________ pursuant to a ______________ dated
______________. No Trustee, officer or employee of the Trust shall be personally bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

[SIGNATORIES]

EXHIBIT A
---------

TO

INVESTMENT ADVISORY AGREEMENT
MADE AS OF ____________________
BETWEEN
[Trust Name] AND [______________]

Fund                                              Investment Advisory Fee
----                                              -----------------------

                               FORM OF PROXY CARD

                               FORM OF PROXY CARD

DEUTSCHE ASSET MANAGEMENT                  Deutsche Asset Management
BAL01 - 1709
ONE SOUTH STREET                            BT INSTITUTIONAL FUNDS
BALTIMORE, MD  21202-3220
                                          DAILY ASSETS INSTITUTIONAL
                                    One South Street, Baltimore, Maryland
                                PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                           11:00 a.m., Eastern time, on Thursday, April 19, 2001

                           The undersigned hereby appoints Daniel O. Hirsch and Amy M. Olmert and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and any and all adjournments or postponements thereof (the "Special Meeting"), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned. All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals I and II. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting and as votes AGAINST the applicable Proposal.


                                                    A Member of the
                                                    Deutsche Bank Group [Logo]

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF TRUSTEES WITH RESPECT TO DAILY
ASSETS INSTITUTIONAL. THE BOARD OF
TRUSTEES RECOMMENDS A VOTE FOR
PROPOSALS I AND II.
                  ---

UNLESS YOU ARE VOTING BY TELEPHONE,
PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

To vote by Telephone

1)   Read the Proxy Statement and have the Proxy card below at hand.
2)   Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK
AS FOLLOWS:                                KEEP THIS PORTION FOR YOUR RECORDS.











                                           DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DAILY ASSETS INSTITUTIONAL

Receipt of the Notice and the Proxy Statement, dated March 27, 2001, is hereby acknowledged.

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Vote on Proposals

-------------------------------------------------------------------------------------- ---------- ----------- ------------
  I.   Approval of conversion of the Fund's structure from a stand-alone fund             FOR       AGAINST     ABSTAIN
structure to a master-feeder fund structure whereby the Fund would invest all of          | |         | |         | |
its investable assets in the Daily Assets Portfolio
-------------------------------------------------------------------------------------- ---------- ----------- ------------
II.   Approval of New Advisory Agreement between the Portfolio and                        | |         | |         | |
Deutsche Asset Management, Inc.
-------------------------------------------------------------------------------------- ---------- ----------- ------------



-------------------------- ----------        ------------------------ ----------


-------------------------- ----------        ------------------------ ----------
        Signature             Date                  Signature            Date
 (PLEASE SIGN WITHIN BOX)                        (Joint Owners)